UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2003

YOUTHSTREAM MEDIA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27556	13-4082185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

244 Madison Avenue, PMB #358
New York, New York 10016

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 622-7300

Not applicable

(Former name or former address, if changed since last report.)

ITEM 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective June 27, 2003, YouthStream Media Networks, Inc., a Delaware corporation (the “Company”), terminated Ernst & Young LLP (“EY”) as its independent accountant and is in the process of retaining Weinberg & Company, P.A. (“Weinberg”) as its new independent accountant.  The termination of EY and the retention of Weinberg were approved by the Company’s Board of Directors.

EY audited the Company’s financial statements for the fiscal years ended June 30, 2001 and 2002.  EY’s reports on the Company’s financial statements for the fiscal years ended June 30, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles; however, the report for the fiscal year ended June 30, 2002 contained a modification paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2001 and 2002 and the subsequent interim period, there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of EY would have caused EY to make reference to the matter in their report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of EY’s letter is attached hereto as an exhibit to this document.

Prior to Weinberg being retained as the independent accountant for the Company, neither the Company, nor anyone on its behalf, consulted with Weinberg regarding either:  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Weinberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined at Item 304(a)(1)(iv) or a reportable event as defined at Item 304 (a)(1)(v) of Regulation S-K.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.	Exhibits:

A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUTHSTREAM MEDIA NETWORKS, INC.
(Registrant)

Date: July 2, 2003	By:	/s/ ROBERT N. WEINGARTEN
Robert N. Weingarten
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission